UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 8, 2004


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  0-439                    16-0338330
    ----------------------------    --------------         -------------------
   (State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)                 File Number)          Identification No.)


       608 Allen Street, Jamestown, New York                14701
       -------------------------------------           ----------------
      (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

On October 8, 2004, American Locker Security Systems, Inc. and Security Manufacturing Corporation, each a wholly-owned subsidiary of American Locker Group Incorporated, and the United States Postal Service agreed to contract modifications that extend the current contracts for both polycarbonate and aluminum Cluster Box Units (CBUs) through February 28, 2005 and also lowered prices on all styles of CBU by approximately one percent (1%). All other terms and conditions of the contracts remain unchanged. The contracts have been previously filed by American Locker Group Incorporated as exhibits to previous SEC filings. Copies of the two amendments are attached hereto as exhibits. A copy of the press release announcing the extension is attached hereto as an exhibit.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits



            Exhibit 10.1 U.S. Postal Service: Contract/Order Modification dated October 8, 2004 between American Locker Security Systems, Inc. and the United States Postal Service
            Exhibit 10.2 U.S. Postal Service: Contract/Order Modification dated October 8, 2004 between Security Manufacturing Corporation and the United States Postal Service
            Exhibit 99.1  Press release dated October 13, 2004.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              American Locker Group Incorporated


                                               By: /s/ Edward F. Ruttenberg
                                                   -----------------------------
                                                       Edward F. Ruttenberg
                                                       Chairman and
                                                       Chief Executive Officer

Dated:  October 14, 2004



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


                                  EXHIBIT INDEX

Exhibit 10.1 U.S. Postal Service: Contract/Order Modification dated October 8, 2004 between American Locker Security Systems, Inc. and the United States Postal Service (filed herewith).

Exhibit 10.2 U.S. Postal Service: Contract/Order Modification dated October 8, 2004 between Security Manufacturing Corporation and the United States Postal Service (filed herewith).

Exhibit 99.1   Press release dated October 13, 2004  (filed herewith).









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